Summary Prospectus

MARCH 1, 2010

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus and other information about the Fund online at www.firsteaglefunds.com/literature. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to prospectus@firsteaglefunds.com.

Class A | Ticker FEFAX	Class C | Ticker FEAMX	Class Y (closed to new investors) | Ticker FEAFX

Investment Objective

First Eagle Fund of America ("Fund") seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities.

Fees and Expenses

The following information describes the fees and expenses you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 51 and 56, respectively, of the Fund's Prospectus and the How to Purchase Shares section of the Statement of Additional Information on page 39.

	CLASS A	CLASS C	CLASS Y
First Eagle Fund of America's Fees and Expenses (%)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	1.00	1.00	1.00
Distribution (12b-1)/Service Fees	0.25	1.00	0.25
Other Expenses	0.25	0.25	0.25
Acquired Fund Fees and Expenses*	0.01	0.01	0.01
Total Annual Operating Expenses (%)	1.51	2.26	1.51

  *  Acquired fund fees and expenses are fees and expenses associated with the Fund's investments in other investment companies. Since they are incurred only indirectly by the Fund, such fees and expenses are not considered ordinary operating expenses of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

SharE StatuS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Sold or Held	$646	$953	$1,283	$2,211
Class C (shares have a one year contingent deferred sales charge)
Sold	$329	$706	$1,210	$2,595
Held	$229	$706	$1,210	$2,595
Class Y
Sold or Held	$154	$477	$824	$1,802

Portfolio Turnover Rate

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40.41% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of capital appreciation, the Fund will primarily invest in domestic stocks and, to a lesser extent, debt and foreign securities. Normally, at least 80% of the Fund's assets are invested in domestic equity and debt securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. The Fund also invests in options, repurchase agreements, and derivatives.

The investment philosophy and strategy of the Fund can be broadly characterized as a bottom-up, event-driven approach to choose stocks that it believes are undervalued and should perform well. In a bottom-up approach, companies and securities are researched and chosen individually. In an event-driven approach, one looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price. The Fund invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. Although no change is anticipated, the investment objective of the Fund can be changed without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective or of any change in the "80% of assets" investment policies.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

• Market Risk — The value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

• Event-Driven Style Risk — The event-driven investment style carries the additional risk that the event anticipated occurs later than expected, does not occur at all, or does not have the desired effect on the market price of the securities.

• Credit Risk — Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The Fund may invest in debt securities that are below investment grade, i.e., junk bonds, which are considered speculative, and carry a higher risk of default.

FIRST EAGLE FUND OF AMERICA FUND | SUMMARY PROSPECTUS | MARCH 1, 2010

• Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.

• Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in the Fund may expose your money to greater risks than if you invest in a diversified fund. The Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on their share price.

• Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

• Options Risk — The Fund may engage in various options transactions in which the Fund seeks to limit investment risk or increase investment returns by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

The Fund has the flexibility to respond promptly to changes in market and economic conditions. Under a defensive strategy, the Fund may temporarily hold some or all of its assets in cash and/or high quality debt securities or money market instruments of U.S. or foreign issuers.

For more information on the risks of investing in the Fund, please see the More Information about the Funds' Investments section of the Prospectus.

Investment Results

The following information provides an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns — Class Y

For the periods presented in the bar chart, here is additional return information for Class Y shares of the Fund.

Best Quarter
Second Quarter 2009	13.03%
Worst Quarter
Fourth Quarter 2008	-20.71%

Updated performance information is available at www.firsteaglefunds.com/funds/fundofamerica.php or by calling 800.334.2143.

Average Annual Total Returns
as of December 31, 2009*

	1 YEAR	5 YEARS	10 YEARS
First Eagle Fund of America
Class Y Shares
Return Before Taxes	26.13%	3.92%	5.63%
Return After Taxes on Distributions	26.13	2.62	4.75
Return After Taxes on Distributions and Sale of Fund Shares	16.98	3.19	4.77
Class C Shares
Return Before Taxes	24.28%	3.16%	4.85%
Class A Shares
Return Before Taxes	19.86%	2.87%	5.01%
Standard & Poor's 500 Index	26.46%	0.42%	-0.95%

  *  This table discloses after-tax returns only for Class Y shares. After-tax returns for Class C and Class A shares will vary. After-tax returns are calculated using the highest individual federal income tax rate for each year. Returns do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

FIRST EAGLE FUND OF AMERICA FUND | SUMMARY PROSPECTUS | MARCH 1, 2010

First Eagle Fund of America

Summary Prospectus | March 1, 2010

Our Management Team

Harold Levy of Iridian Asset Management LLC, a subadviser retained by First Eagle Investment Management, LLC, has responsibility for the day-to-day management of the Fund and is assisted by his colleague Portfolio Manager David Cohen. Prior to 2002, Messrs. Levy and Cohen were employed by First Eagle Investment Management, LLC since 1985 and 1989, respectively.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Fund is $2,500 for Classes A, C, and Y. See the About Your Investment—How to Purchase Shares section of the Prospectus for more information. Class Y shares are closed to new investors subject to the limited exceptions described in the About Your Investment—Fund of America Class Y Shares (closed to new investors) section of the Prospectus.

You may purchase, redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer's "street name" must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section of the Prospectus for more information.

Send all requests for information or transactions to:

Regular Mail: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324	Overnight Mail: First Eagle Funds c/o DST Systems, Inc. 330 West 9th Street Kansas City, MO 64105-1807

Tax Information

It is the Fund's policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date.

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) plan or an individual retirement account. See the Information on Dividends, Distributions and Taxes section of the Prospectus for more information.

Payments to Broker-Dealers and
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. See the About Your Investment—Distribution and Shareholder Expenses section of the Prospectus for more information.